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            CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the use of our reports dated January 31, 2000 in the Registration Statement (Form N-2) of Nicholas-Applegate Emerging Countries Series filed with the Securities and Exchange Commission under the Investment Company Act of 1940.




                                                 ERNST & YOUNG LLP


Los Angeles, California
June 28, 2000